Exhibit 10.46

Addendum to Forward Lease

This Addendum is made on 26th day of April 2017 by and between;

1- National Bank of Abu Dhabi P.J.S.C. “Islamic Banking Division” P.O. Box 4 Abu Dhabi, United Arab Emirates (the “Lessor”); and

2- Brooge Pertolum and Gas Investment Company FZC, incorprated under the law of Fujirah Free Zone, P.O. Box. No 50170 Fujirah, United Arab Emirates (the “Lessee”)

Each a “Party” and collectively hereinafter the “Parties”.

The Parties entered into a Master Forward Lease Agreement on 29-06-2015 (the “Master Forward Lease Agreement”).

Capitalized terms used herein shall have the same meanings ascribed to them under the Master Forward Lease Agreement.

The Parties wish to enter into this Addendum to amend and Suplement some terms of the Forward Lease

The Parties agreed to amend the following in the Forward Lease;

1.	The Commencment date shall be 30.06.2015

2.	The fixed rental payment dates shall be paid as follows:

Rental Payment Dates	Fixed Rental Payments
30/9/2017	AED 8,875,000
30/12/2017	AED 8,875,000
30/3/2018	AED 8,875,000
30/6/2018	AED 8,875,000
30/9/2018	AED 8,875,000
30/12/2018	AED 8,875,000

30/3/2019	AED 8,875,000
30/6/2019	AED 8,875,000
30/9/2019	AED 8,875,000
30/12/2019	AED 8,875,000
30/3/2020	AED 8,875,000
30/6/2020	AED 8,875,000
30/9/2020	AED 8,875,000
30/12/2020	AED 8,875,000
30/3/2021	AED 8,875,000
30/6/2021	AED 8,875,000
30/9/2021	AED 8,875,000
30/12/2021	AED 8,875,000
30/3/2022	AED 8,875,000
30/6/2022	AED 8,875,000
30/9/2022	AED 8,875,000
30/12/2022	AED 8,875,000
30/3/2023	AED 8,875,000

30/6/2023	AED 8,875,000
30/9/2023	AED 8,875,000
30/12/2023	AED 8,875,000
30/3/2024	AED 8,875,000
30/6/2024	AED 8,875,000
30/9/2024	AED 8,875,000
30/12/2024	AED 8,875,000
30/3/2025	AED 8,875,000
30/6/2025	AED 8,875,000
30/9/2025	AED 8,875,000
30/12/2025	AED 8,875,000
30/3/2026	AED 8,875,000
30/6/2026 .	AED 8,875,000
30/9/2026	AED 8,875,000
30/12/2026	AED 8,875,000
30/3/2027	AED 8,875,000
30/6/2027	AED 8,875,000

30/9/2027	AED 8,875,000
30/12/2027	AED 8,875,000
30/3/2028	AED 8,875,000
30/6/2028	AED 8,875,000
30/9/2028	AED 8,875,000
30/12/2028	AED 8,875,000
30/3/2029	AED 8,875,000
30/6/2029	AED 12,198,842.66

3.	Except the above amendments, all terms and conditions of the Forward Lease and the Master Forward Lease Agreement remain unchanged.

Signatures:

For and on behalf of the Lessor

Authorised Signature:	/s/ Ali Al Jarian	/s/ Ayman Ragheb Taher Nasser

Name:

Title:

Authorised Signature:

Name:

Title:

For and on behalf of the Lessee

Authorised Signature:

Name:

Title:

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